MEMORANDUM OF UNDERSTANDING


1.   Memorandum  of  Understanding.  This  Memorandum of Understanding, dated as
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     of  the  12th  day  of  November, 2001, is by and between The Female Health
     Company, a Delaware corporation having its principal office at 875 North Michigan Avenue, Suite 3660, Chicago, Illinois 60611, (The Female Health Company and its affiliated companies hereinafter referred to as "FHC") and Hindustan Latex Limited, a company organized under the laws of India, having its principal office at Latex Bhavan, Poojappura, Thiruvananthapuram, 695-012, India (Hindustan Latex Limited and its affiliated companies hereinafter referred to as "HLL").

2.   FHC.  FHC  and  its  affiliated  companies hold all rights and interests in
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     and  to,  and are engaged in the manufacturing of FHC's polyurethane female condom  (the  "Product").

3.   HLL.  HLL  is  a  Government  of  India  Undertaking,  fully  owned  by the
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     Government  of  India,  and  is engaged in the marketing and manufacture of various  contraceptive  devices,  other  than  a  female  condom.

4.   Discussions.  FHC  and  HLL  desire to enter into discussions regarding the
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     marketing,  sale  and  distribution,  and  possible  manufacturing,  of the
     Product in India. Subject to the results of such discussions and preliminary activities contemplated by the parties, the parties intend to negotiate in good faith formal agreements incorporating the matters set forth herein, and such other terms and conditions as the parties agree to in writing. The parties anticipate that their discussions and resulting activities, if any, will be conducted in four distinct phases, each of which is described below, consisting of HLL's authorization as marketer and distributor of the Product in India under Phase I, HLL's processing and manufacturing of the Product through contract management under Phases II and III, and a possible joint venture between the parties with respect to Phase IV.

5.   Phase  I.  Subject  to  clause  10(b), Phase I shall consist of discussions
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     and  activities  leading  to  the  marketing,  sale and distribution of the
     Product by HLL in India. Such discussions and activities during the initial three (3) months following the date hereof shall include, but not be limited to:

     (a) The development of a comprehensive plan between the parties for their collaboration regarding key areas of activities in all Phases I through IV.

     (b) Ascertaining the requirements and arrangements for the registration of the Product, to the extent necessary, in India for the manufacture, marketing, sale and distribution of the Product. Should the parties agree to HLL distributing the Product in India, such registrations shall be held jointly in the name of FHC, or its designated affiliated company, and HLL. In the event any such registration can not be so held, HLL shall advise FHC as early as it can with respect thereto.

     (c) FHC shall provide HLL with such technical assistance as may be reasonably requested in developing a comprehensive marketing plan for India, and any other markets identified and agreed by the parties, and in the training of HLL staff and other participants to be involved in the marketing of the Product.


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     (d)  HLL  shall explore initiatives within the commercial, social marketing and public sector within India for the promotion and distribution of the Product, including advocating the inclusion of the Product into national contraceptive programs. HLL and FHC shall pursue donor support within India for the purpose of subsidizing the Product. FHC shall maintain and be responsible for the marketing and distribution of the Product through the international public sector. Given the importance of strong community involvement in introducing the female condom, FHC and HLL will coordinate a series of meetings with national and state AIDS societies, NGOs and advocacy organizations to discuss the introduction of the female condom in India. The meetings will provide an opportunity to discuss strategy and partnerships with the foregoing organizations and to ensure their full participation in the promotion and distribution of the female condom.

     (e) FHC and HLL shall engage in good faith discussions with the objective of preparing and executing a definitive agreement for the marketing, sale and distribution of the Product by HLL in India, and such other markets as the parties may agree upon from time to time. Such agreement shall amongst other matters include the following:

          (i) In the event HLL shall cause the termination of an agreement(s) between the parties, HLL shall promptly transfer the applicable registrations and approvals to FHC or its designee without charge.

          (ii) In the event FHC shall cause the termination of an agreement(s) between the parties, HLL shall transfer the applicable registrations and approvals to FHC or its designee for a payment the amount of which would be decided and settled by negotiation in good faith and mutual understanding of the relevant factors, including HLL's costs for resources invested with respect to the Product.

          (iii) In connection with any transfer of registrations and approvals to FHC, HLL will execute all documents and do all things reasonably necessary to ensure that FHC will have the benefit of such registrations and approvals.

6.   Phase  II.  Subject  to clause 10(b), Phase II shall consist of discussions
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     and  activities,  and  if agreed by the parties following such discussions, leading to the assembly, lubricating and packaging of the Product by HLL at its facility located at Thiruvananthapuram in India (the "Facility") within six (6) months following the date hereof. Such discussions and activities shall include, but not be limited to:

     (a) Prior to the initiation of any activities contemplated under Phase II, HLL shall review FHC's manufacturing procedures and provide a good faith detailed estimate of costs and expenses for the assembly, lubricating and packaging on a per Product basis at the Facility.


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
     (b) Should the parties agree on HLL undertaking manufacturing by HLL of the Product at its Facility;

          (i) FHC shall initially supply to HLL components consisting of ringed, tested sheaths and inner rings, and packaging film.

          (ii) HLL shall initially supply and source within India lubricant and boxes/leaflets, as appropriate.

          (iii) Assembly and packaging of the Product, and associated procedures, will be conducted by HLL in accordance with FHC's specifications, quality control standards, and manufacturing procedures, including batch release methods. HLL shall document its compliance with the foregoing and furnish copies thereof to FHC whenever FHC requests it to do so. Documentation furnished by FHC and HLL with respect to the foregoing shall be in the English language.

          (iv) The implementation of, and manufacturing under, Phase II shall continue independent and regardless of whether the parties agree upon and implement Phase III.

          (v) FHC and HLL shall engage in good faith discussions with the objective of preparing and executing a definitive agreement for the assembly and packaging of the Product by HLL.

7.   Phase  III.  Subject  to  clause  10(b),  Phase  III  shall  consist  of
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     discussions and activities leading to the manufacture of the Product by HLL at the Facility, including sheath welding, complete testing and ring welding, and inner ring manufacture. Based on such discussions and HLL's desire to manufacture the Product at its facility, and FHC's determination as to HLL's capability to manufacture, the activities under Phase III shall include, but not be limited to:

     (a) FHC shall supply the necessary technical expertise, capital equipment, training, and manufacturing specifications and documentation required for the manufacturing capability for the Product at the Facility.

     (b) All ownership rights and interests in and to the capital equipment, technology, intellectual properties, manufacturing documentation, and materials supplied by FHC or its designated vendors shall remain in FHC, and shall be promptly returned to FHC upon any termination of any agreement between the parties, provided that HLL shall be compensated for any such materials that it has procured at its own cost

     (c) HLL shall provide sufficient capacity and personnel at the Facility for manufacturing activities associated with the Product, together with appropriate manufacturing and technical management and on-site services.

     (d) FHC and HLL shall engage in good faith discussions with the objective of preparing and executing a definitive agreement for the manufacturing of the Product by HLL.


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
8.   Phase  IV.  Subject  to clause 10(b), Phase IV shall consist of discussions
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     and  collaboration between the parties regarding the development of a latex variation  of  the  Product  and  a  polyurethane  male  condom.

9.   Infringement  and  Indemnification.  The  parties  contemplate  that  the
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     definitive  agreements  shall  include,  as  appropriate,  provisions  with respect to intellectual property and indemnifications, in addition to the terms set out in clause 5(e) above, including:

     (a) FHC shall have the exclusive right to maintain its intellectual property rights, including the right to defend any challenge or initiate any proceedings with respect thereto as it may reasonably deem necessary or appropriate under the circumstances.

     (b) To FHC's knowledge, none of the technology and know-how to be furnished by FHC to HLL infringes on any valid and enforceable, patent, registered design, and/or trademark of any third party, and, in the event of any such infringement, FHC shall indemnify and hold HLL and its subsidiaries and affiliated companies harmless against any third party claims resulting therefrom (including reasonable costs and attorneys' fees).

     (c) HLL shall indemnify and hold FHC and its subsidiaries and affiliated companies harmless against any third party claims (including reasonable costs and attorneys' fees) resulting from its inappropriate use of any technology and know-how furnished by FHC or resulting from any negligence or willful misconduct by HLL.

     (d) FHC shall indemnify and hold HLL and its subsidiaries and affiliated companies harmless against any third party claims (including reasonable costs and attorneys' fees) resulting from any defective supplies, materials, and equipment provided by FHC or resulting from any negligence or willful misconduct by FHC.

     (e) Except for consequential damages included in any third party claim, neither party shall be liable for any consequential damages (including but not limited to loss of profit, loss of earnings or revenue, loss of use, loss of contract or loss of goodwill arising from the performance or non-performance of obligations under the relevant agreements) incurred by the other party.

     (f) Each party, at its expense, shall be responsible for the defense of any third party claim under which the other party has claimed indemnification, provided that the party claiming indemnification has provided prompt notice of such third party claim and cooperates in providing information and assistance in the defense thereof.

10.  Miscellaneous.
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     (a)  Unless otherwise specified in writing, each party shall be responsible for any costs and expenses incurred on its behalf or on behalf of its affiliates in connection with the discussions and activities contemplated herein.


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
     (b) Notwithstanding the other provisions of this Memorandum of Understanding, this Memorandum of Understanding merely expresses the intention of each party with respect to the matters provided herein, and neither creates any obligation or commitment on behalf of FHC or HLL, other than as provided in paragraphs 10(c) and 10(d) below, nor shall either party be required to continue any discussions or activities described herein. Either party shall have the right to terminate any such discussions or activities free from any further obligations and without any liability to the other party in law, tort, equity or otherwise, other than pursuant to the Non-disclosure Agreement, by giving one (1) month's notice to the other party, at any time. Any obligations or commitments of any party shall only be as set forth in an agreement between the parties, as contemplated in paragraphs 5(e), 6(b)(v) and 7(d).

     (c) The parties have entered into the attached Nondisclosure Agreement, dated as of the date hereof, and the terms and conditions of such agreement shall be applicable to, and binding upon, the discussions and activities contemplated in this Memorandum of Understanding.

     (d) This Memorandum of Understanding will be governed by and construed in accordance with the laws of India. Even though no minimum irreducible obligations of either party are being agreed to under any of the other clauses of this Memorandum of Understanding, other than paragraph 10(c), in case of a dispute or difference arising between the parties hereto, the parties shall endeavor to settle such differences and/or disputes in an amicable manner through mutual negotiation, In case such dispute or difference cannot be settled, such dispute or difference shall be referred for arbitration as follows:

          (i) All and any disputes or differences arising out of or in connection with this Memorandum of Understanding, or the breach, termination or invalidity thereof shall be finally settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force ("the UNCITRAL Rules"). The Notice of Arbitration shall be served in accordance with Article 3 of the UNCITRAL Rules and the number of arbitrators shall be three, each such arbitrator not being a citizen or resident of a country of which either party is a resident, appointed in accordance with the UNCITRAL Rules.

          (ii) The appointing authority for the purpose of the UNCITRAL Rules shall be the International Chamber of Commerce acting in accordance with the Rules adopted by the ICC for this purpose. The ICC shall play no other part in these proceedings].

          (iii)The seat of the arbitration shall be in India, under the jurisdiction of the courts of Mumbai, if the arbitration was commenced by FHC, and in London, if the arbitration was commenced by HLL in which case the procedural law of arbitration shall be that of England and Wales, and, in both cases, the language of the arbitral proceedings shall be English.


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
          (iv) All and any awards of the Arbitrators shall be made in accordance with the UNCITRAL Rules in writing and shall be final and binding on the parties who expressly exclude all and any rights of appeal from all and any awards, to the extent that such exclusion may be validly made. All and any awards shall be made by majority decision. If there be no majority, the award shall be made by the presiding arbitrator alone. The final award shall be made within six months from the appointment of the arbitral tribunal, but insofar as this is impractical, it shall be made as soon as possible thereafter.

          (v) The parties agree to keep confidential to themselves and to their legal and professional advisers the existence and details of any proceedings pursuant to this paragraph 10(d) including the parties' submissions, documents and evidence, all and any awards (their content, reasons and result) - save to the extent that such documents or information are in the public domain or their disclosure is required by a legal duty or is reasonably necessary to protect or pursue a legal right or remedy.

     (e) Both parties shall take all steps to obtain all necessary approvals, consents and permissions, including approval from their respective boards of directors, for giving full effect to this Memorandum of Understanding and implementing the definitive agreements to be executed in terms of this Memorandum of Understanding. The parties acknowledge that in the absence of such approvals, no binding contracts can be executed between the parties.


FHC                                   HLL



_____________________________         _____________________________
Signature                             Signature

Name: _______________________           Name: _____________________

Title: ______________________           Title: ____________________



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